EXHIBIT 32.1 EARTHWORKS ENTERTAINMENT, INC.

     Certification of Principal Executive Officer Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

I, Peter Keefe, Chief Executive Officer, and President "principal executive officer") of Earthworks Entertainment, Inc. (the "Registrant"), certify that to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended December 31, 2004 of the Registrant (the "Report"):

(1) The Report fully complies with the requirements of Section 13(a)[15(d)] of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



        Dated: February 17, 2005   /s/ PETER KEEFE
                                   ---------------------
                                   Peter Keefe
                                   Chief Executive Officer, and
                                   President